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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported) APRIL 11, 2003


                             THE UNIMARK GROUP, INC.
             (Exact Name of Registrant as Specified in its Charter)

                                      TEXAS
                 (State or Other Jurisdiction of Incorporation)


                0-26096                                   75-2436543
        (Commission File Number)               (IRS Employer Identification No.)


             UNIMARK HOUSE
            124 MCMAKIN ROAD
           BARTONVILLE, TEXAS                               76226
(Address of Principal Executive Offices)                  (Zip Code)



                                 (817) 491-2992
              (Registrant's Telephone Number, Including Area Code)





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ITEM 2.  Acquisition or Disposition of Assets

        On April 11, 2003 The UniMark Group, Inc. ("UniMark") completed a transaction with The Coca-Cola Export Corporation, Mexico Branch, to rescind all contract rights and obligations for the growing and processing of Italian lemons for an aggregate cash payment to UniMark of $12.5 million. UniMark retained the approximately 6,250 acres of lemon groves, which has been planted with more than 800,000 lemon trees and any associated debt.

        On April 14, 2003, UniMark issued a press release announcing the transaction. A copy of the press release is attached hereto as Exhibit 99.1.

ITEM 7.  Financial Statements and Exhibits

                (b) Pro forma financial information

        It is impractical to provide the required pro forma financial information at the date of the filing of this Form 8-K. The required pro forma financial information will be filed by amendment as soon as practicable, but not later than sixty days after the date on which this Form 8-K must be filed.

                (c) Exhibits

                           99.1     Press Release dated April 11, 2003

                           99.2 Agreement for the Termination of the Supply Agreement and its Corresponding Amendments dated April 11, 2003, by and between Grupo Industrial Santa Engracia, S.A. de C.V. and The Coca-Cola Export Corporation, Mexico Branch

                           99.3 Agreement for the Termination of the Processing Agreement dated April 11, 2003, by and between Grupo Industrial Santa Engracia, S.A. de C.V. and The Coca-Cola Export Corporation, Mexico Branch

                                    SIGNATURE

       Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

                                                    THE UNIMARK GROUP, INC.
                                            ------------------------------------
                                                        (Registrant)


Date:           April 16, 2003              /s/  David E. Ziegler
                --------------              ------------------------------------
                                            David E. Ziegler
                                            Chief Financial Officer


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                                Index To Exhibits

Exhibit
Number            Description
--------          -----------
99.1              Press Release dated April 14, 2003

99.2 Agreement for the Termination of the Supply Agreement and its Corresponding Amendments dated April 11, 2003, by and between
                  Grupo Industrial Santa Engracia, S.A. de C.V. and The
                  Coca-Cola Export Corporation, Mexico Branch

99.3 Agreement for the Termination of the Processing Agreement dated April 11, 2003, by and between Grupo Industrial Santa
                  Engracia, S.A. de C.V. and The Coca-Cola Export Corporation,
                  Mexico Branch